SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Floating Rate Plus Fund

DWS Global Thematic Fund
DWS Growth & Income Fund
DWS Inflation Protected Plus Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Protect 2017 Fund
DWS LifeCompass Retirement Fund

DWS Lifecycle Long Range Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Small Cap Core Fund
DWS Strategic Government Securities Fund
DWS Strategic Income Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your fund’s portfolio management team who are part of its Quantitative Strategies Group or, in the case of DWS Global Thematic Fund its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA.  In order for each fund to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the fund’s Board of Trustees/Directors the approval of a sub–advisory agreement between DIMA and each newly created investment advisory firm (the “Sub–Advisory Agreement”).  The Sub–Advisory Agreement is subject to Board approval and, in the case of those funds whose shareholders have not previously approved the multi–manager structure, shareholder approval.  If approved, the transition is expected to be completed during the second quarter 2010.

Multi–Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the Securities and Exchange Commission (the “SEC”) that allows the fund and the Advisor to utilize a multi–manager structure in managing the fund’s assets. Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“non–affiliated subadvisors”) to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any non–affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a non–affiliated subadvisor without shareholder approval.  The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non–affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non–affiliated subadvisor. DWS Lifecycle Long Range Fund, DWS Floating Rate Plus Fund and DWS LifeCompass 2040 Fund only: The fund cannot rely on the SEC order until shareholders have approved the operation of the fund in the manner described in this paragraph.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non–affiliated subadvisors to certain subadvisors that are affiliates of the Advisor (“affiliated subadvisors”).  If such relief is granted by the SEC, the Advisor, with the approval of the fund’s Board, would be able to hire non–affiliated and/or affiliated subadvisors to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other subadvisors (including terminating a non–affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such subadvisor without shareholder approval. There can be no assurance that

January 26, 2010 [DWS INVESTMENTS LOGO] Deutsche Bank Group

such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC. DWS Inflation Protected Plus Fund, DWS Floating Rate Plus Fund, DWS LifeCompass 2030 Fund and DWS LifeCompass 2040 Fund only: The fund would not be able to rely on such relief with respect to the hiring and replacement of affiliated subadvisors until shareholders have approved the operation of the fund in the manner describe in this paragraph.

Please Retain This Supplement for Future Reference

January 26, 2010